                                                                    Exhibit 24.6




                                   CONSENT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    ----------------------------------------





Evergreen Resources, Inc.
Denver, Colorado



We hereby consent to the incorporation by reference in the Prospectus constituting a part of this Registration Statement of our report dated May 18, 1997 relating to the consolidated financial statements of Evergreen Resources, Inc. and subsidiaries appearing in the Company's annual Report on Form 10-K for the nine-month period ended December 31, 1997.

We also consent to the reference to us under the caption "Experts" in the Prospectus.






                                        BDO SEIDMAN, LLP




Denver, Colorado
June 9, 1996